YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of Norfolk Southern Corporation for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1.
Vote by Telephone (Touch-Tone Phone Only) —Please call toll-free in the U.S. or Canada at 1-888-216-1292. If outside the U.S. or Canada, call 1-215-521-1349. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.
Vote by Internet—Please access https://www.proxyvotenow.com/nsc, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.
Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return this proxy card in the envelope provided, or mail to: Norfolk Southern Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

òTO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDEDò
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PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

òTO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDEDò
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WHITE PROXY

NORFOLK SOUTHERN CORPORATION
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 12, 2016
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints and authorizes James A. Hixon, Denise W. Hutson and Virginia K. Fogg, and each or any of them, proxy for the undersigned, with full power of substitution, to represent and vote all shares of Norfolk Southern Corporation common stock held by the undersigned with the same force and effect as the undersigned at the Annual Meeting of Shareholders of Norfolk Southern Corporation to be held at the Conference Center, Williamsburg Lodge, South England Street, Williamsburg, Virginia on Thursday, May 12, 2016, at 8:30 A.M., Eastern Daylight Time, and at any adjournments, postponements or rescheduling thereof, upon the matters more fully set forth in the proxy statement dated March 28, 2016, and to transact such other business as properly may come before such meeting(s).
The undersigned acknowledges receipt of the Notice and proxy statement dated in each case March 28, 2016. All other proxies heretofore given by the undersigned to vote shares of Norfolk Southern Corporation common stock are expressly revoked hereby.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE OTHER SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, RATIFICATION OF KPMG AS INDEPENDENT AUDITORS, AND APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on the reverse side.)